UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 9, 2013

ADB INTERNATIONAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-54862

New Jersey	22-2930106
(State of Incorporation)	(I.R.S. Employer Identification No.)

1440 West Bitters Road, #1931, San Antonio, TX	78248
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (407) 496-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant

Effective January 30, 2013, ADB International Group, Inc. (“ADBI” or the “Company”) received notice that its auditor Michael F. Cronin, CPA ("MFC") resigned.

The change in accountants was not a result of any dissatisfaction with the quality of professional services rendered by MFC. The decision to engage a new registered public accounting firm was made by the Company’s Board of Directors.

MFC issued an auditor’s report for the years 2011 and 2010 on the Company's financial statements during his time of engagement.

During the year ended December 31, 2012 and any subsequent interim period through January 30, 2013, the date of resignation of MFC, there were no disagreements with MFC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MFC’s satisfaction, would have caused MFC to make reference to the subject matter of the disagreements in connection with the Company's audited financial statement for the years 2011 and 2010 and interim financial statements for the periods ended September 30, 2012 and 2011 on the Company’s financial statements for such periods; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided MFC with a copy of the disclosure in the preceding two paragraphs and requested in writing that MFC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with such disclosures. MFC provided a letter, dated April 9, 2013 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm as Principal Accountant

Effective January 30, 2013, the Company engaged M&K CPAS, PLLC (“MK") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Prior to that date, neither the Company nor anyone on its behalf consulted with MK regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by MK, nor did MK provide either a written report or oral advice that MK concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16	Letter on change in certifying accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ADB International Group, Inc.

By:	/s/ Shahar Ginsberg
Name:	Shahar Ginsberg
Title:	Chief Executive Officer

Date: April 9, 2013